UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 18, 2004 (November 12, 2004)

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501

(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011

(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On October 1, 2004, the Board of Directors of Barnes & Noble, Inc. (the “Company”) approved an overall plan for the complete disposition of all of its Class B common stock in GameStop Corp. (“GameStop”), the Company’s Video Game operating segment. This disposition was completed in two steps. The first step was the sale of 6,107,338 shares of GameStop Class B common stock held by the Company to GameStop (the “Stock Sale”) for an aggregate consideration of $111,519,991.80, consisting of $37,500,000 in cash and a promissory note in the principal amount of $74,019,991.80, bearing interest at a rate of 5.5% per annum, payable when principal installments are due. The Stock Sale was completed on October 1, 2004. The second step in the disposition was the spin-off by the Company of its remaining 29,901,662 shares of GameStop’s Class B common stock (the “Spin-Off”). The Spin-Off was completed on November 12, 2004 with the distribution of 0.424876232 of a share of GameStop Class B common stock as a tax-free dividend on each outstanding share of the Company’s common stock to the Company’s stockholders of record as of the close of business on November 2, 2004. No fractional shares were issued. Instead, fractional share interests were aggregated for sale by the Company’s transfer agent on behalf of the stockholders who would otherwise be entitled to receive a fractional share of GameStop Class B common stock. As a result of the Stock Sale and the Spin-Off, GameStop is no longer a subsidiary of the Company. The disposition of all of the Company’s stockholdings in GameStop will result in the Company presenting all historical results of operations of GameStop as discontinued operations, commencing with the Company’s reporting of results for the 13 and 52 week periods ending January 29, 2005.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Pursuant to paragraph (b)(1) of Item 9.01 of Form 8-K, the Company is furnishing pro forma financial information as set forth in Exhibit 99.1.

(c)	Exhibits.

99.1	Barnes & Noble, Inc. and Subsidiaries unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2004 and unaudited Pro Forma Condensed Consolidated Statements of Operations for the 26 weeks ended July 31, 2004 and August 2, 2003, and the 52 weeks ended January 31, 2004, February 1, 2003 and February 2, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.

Date: November 18, 2004	By:	/s/ Joseph J. Lombardi

Joseph J. Lombardi Chief Financial Officer

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Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Barnes & Noble, Inc. and Subsidiaries unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2004 and unaudited Pro Forma Condensed Consolidated Statements of Operations for the 26 weeks ended July 31, 2004 and August 2, 2003, and the 52 weeks ended January 31, 2004, February 1, 2003 and February 2, 2002.

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